EXHIBIT 10.3

                                                                  EXECUTION COPY
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                 UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT
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         This UNIT EXCHANGE AND REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"),
dated as of July 19, 2002, between American International Golf, Inc., a Delaware corporation ("NEWCO") and National Golf Properties, Inc., a Maryland corporation ("NGP"), on the one hand, and Bank of America, N.A. ("BOFA") and the AGC Noteholders (as defined herein) (collectively, "PLEDGEE") on the other hand.

         WHEREAS, David G. Price (individually and as trustee of the David G. Price Trust dated March 5, 1998 (as amended)) ("DAVID PRICE") owns shares of common stock, par value $.01 per share ("NGP COMMON STOCK") of NGP and common limited partnership units ("UNITS") of National Golf Operating Partnership, L.P., a Delaware limited partnership ("NGOP");

         WHEREAS, pursuant to the terms of the Third Amended and Restated Partnership Agreement of NGOP dated as of July 28, 1999, by and among NGP as the general partner of NGOP, and the limited partners listed on Exhibit A thereto (as amended, the "NGOP AGREEMENT") each Unit is exchangeable (without payment of any consideration) for one share of NGP Common Stock;

         WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization, dated as of March 29, 2002 (as it may be amended, from time to time, the "MERGER AGREEMENT"), by and among Newco, NGP, NGOP, American Golf Corporation, a California corporation, Golf Enterprises, Inc., a Kansas corporation, David G. Price, Dallas P. Price, the David G. Price Trust, the Dallas P. Price Trust, the AGC Contributors (as defined therein) and the Transferred Entity Contributors (as defined therein), (x) a wholly owned subsidiary of Newco will merge with and into NGP (the "NGP MERGER"), and pursuant thereto each outstanding share of NGP Common Stock will be converted into the right to receive one fully paid and nonassessable share of common stock, par value $.01, of Newco ("NEWCO COMMON STOCK"), (y) a wholly owned subsidiary of Newco will merge with and into NGOP (the "NGOP MERGER"), and pursuant thereto each Unit (with certain exceptions set forth in the Merger Agreement) will be converted into the right to receive one share of Newco Common Stock;

         WHEREAS, in furtherance of (i) consummating the transactions contemplated by the Merger Agreement; (ii) inducing BofA and the holders of the 9.35% senior secured notes due July 1, 2004 issued by AGC (the "AGC NOTEHOLDERS") to enter into that Restructuring Agreement and Limited Waiver dated as of July 1, 2002 by and between BofA, the AGC Noteholders and AGC (the "RESTRUCTURING AGREEMENT"), David Price and the David G. Price Trust have pledged for the benefit of Pledgee (i) 354,938 shares of NGP Common Stock (the "PLEDGED STOCK") and (ii) 3,244,626 Units (the "PLEDGED UNITS"), each pursuant to that certain Stock and Partnership Interest Pledge Agreement dated as of July 19, 2002 (the "Pledge Agreement") by and between David Price, David G. Price Trust and Pledgee;

         WHEREAS, Pledgee has requested that following upon an Event of Default (as defined herein), Pledgee shall be entitled to immediately exchange the Pledged Units for shares



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of NGP Common Stock consistent with the provisions of the Pledge Agreement governing the rights of the Pledgee following an Event of Default without regard to any of the limitations or restrictions on such exchange that are set forth in the NGOP Agreement; and

         WHEREAS, Pledgee has requested certain registration rights in connection with the Pledged Stock and shares of NGP Common Stock issuable upon exchange of Pledged Units and in the event that such shares of NGP Common Stock and the Pledged Units are converted into shares of Newco Common Stock as provided in the Merger Agreement, and for so long as the Pledge Agreement is still in effect and not otherwise terminated Pledgee has requested registration rights with respect to such shares of Newco Common Stock into which such shares of NGP Common Stock and Pledged Units shall be converted.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

Section 1.01. Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Pledge Agreement.

Section 1.02. As used herein, the following terms shall have the following meanings:

         "AGC NOTEHOLDERS" has the meaning set forth in the recitals.

         "BOFA" has the meaning set forth in the preamble.

         "BUSINESS DAY" shall mean any day that the New York Stock Exchange is formally open for trading and that is not a day on which banks in the City of Los Angeles or the City of New York are authorized or required to close for regular banking business.

         "COMPANY" shall mean NGP, prior to consummation of the transactions contemplated by the Merger Agreement, or Newco, concurrently with or subsequent to the consummation of the transactions contemplated by the Merger Agreement.

         "DAVID PRICE" has the meaning set forth in the recitals.

         "DEMAND REGISTRATION" has the meaning set forth in Section 3.01.

         "DEMAND REGISTRATION STATEMENT" has the meaning set forth in Section 3.01.

         "EXCHANGE" has the meaning attributable to it in the NGOP Agreement.

         "EVENT OF DEFAULT" means the earlier to occur of (x) an Alternate Major Default (as defined in the AGC Collateral Agency Agreement) and (y) October 15, 2002 (unless the Pledged Shares and Pledged Units shall have been released from the Pledge Agreement at or prior to such time).


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         "MERGER AGREEMENT" has the meaning set forth in the recitals.

         "NASD" has the meaning set forth in Section 3.07(c) of this Agreement.

         "NEWCO" has the meaning set forth in the preamble.

         "NGOP" has the meaning set forth in the recitals.

         "NGOP AGREEMENT" has the meaning set forth in the recitals.

         "NGP" has the meaning set forth in the preamble.

         "NGP CHARTER" shall mean the Amended Articles of Incorporation of NGP as they may be amended from time to time.

         "NGP COMMON STOCK" has the meaning set forth in the recitals.

         "OTHER HOLDER" has the meaning set forth in Section 3.03(b) of this Agreement.

         "PIGGY-BACK REQUEST" has the meaning set forth in Section 3.03 of this Agreement.

         "PLEDGE AGREEMENT" has the meaning set forth in the recitals.

         "PLEDGEE" has the meaning set forth in the preamble.

         "REGISTRABLE SECURITIES" shall mean: (A) the Pledged Stock, (B) the shares of Newco Common Stock or NGP Common Stock Pledgee may acquire upon Exchange of the Pledged Units and (C) any shares of Newco Common Stock, NGP Common Stock or securities of another corporation issued or issuable with respect to any securities referred to in subdivision (A) or (B) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "SECURITIES ACT") and such securities shall have been disposed of in accordance with such registration statement, (y) such securities shall have been transferred pursuant to Rule 144 or Rule 145 (or any successor provision) under the Securities Act or (z) such securities shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" means all expenses incident to Newco's or NGP's performance of or compliance with any registration of Registrable Securities pursuant to this Agreement, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Newco, NGP and of their independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of

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insurance obtained by Newco and/or NGP against liabilities arising out of the public offering of Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers, but excluding fees and disbursements of counsel retained by Pledgee (except, in connection with a Demand Registration under Section 2.01 hereof, Newco or NGP shall reimburse the Pledgee for the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of not more than one counsel chosen by Pledgee, if and to the extent that Pledgee is unable to recover such fees and disbursements from AGC pursuant to the AGC Collateral Agency Agreement (as defined in the Restructuring Agreement) after using its commercially reasonable efforts therefor), premiums and other costs of policies of insurance obtained by Pledgee or its agents or underwriter against liabilities arising out of the public offering of the Registrable Securities being registered, any fees and disbursements of underwriters customarily paid by sellers of securities who are not the issuers of such securities and all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities.

         "SECURITIES ACT" has the meaning set forth in the definition of Registrable Securities.

         "SHELF REGISTRATION" has the meaning set forth in Section 3.01.

         "SHELF REGISTRATION STATEMENT" has the meaning set forth in Section
3.01.

         "UNITS" has the meaning set forth in the recitals.

                                   ARTICLE II

         Section 2.01. Waiver by NGP of NGOP Agreement Provisions. In connection with each Exchange of Pledged Units by Pledgee as contemplated by Section 8.6 of the NGOP Agreement, NGP, on its own behalf and in its capacity as the general partner of NGOP, hereby waives each of the following provisions of the NGOP Agreement with respect to such Exchange of Pledged Units by Pledgee upon an Event of Default; provided however that it shall be a condition to such waiver that Pledgee represent to NGP that, after giving effect to the Exchange of the Units for which the waiver is given, Pledgee's ownership of NGP Common Stock shall not violate Article IV.C.3.b.i of the NGP Charter:

              (i) clauses (2) and (4) in the first sentence of Section 8.6G of the NGOP Agreement;

              (ii) the limitation on the number of Units that may be subject to an Exchange contained in clauses (x) and (y) of the second sentence of
         Section 8.6G of the NGOP Agreement'

              (iii) the provision that the rights of Lending Institution Transferees (as such term is defined in the NGOP Agreement) be limited to those of the Common Limited Partner (as such term is defined in the NGOP Agreement) that pledged such Partner's Partnership Units (as such term is defined in the NGOP Agreement) to such Lending Institution Transferees contained in clause (i)(b) of the third sentence of Section 8.6.G of the NGOP Agreement, but only

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         to the extent necessary to give effect to the waivers granted pursuant to this Section 2.01;

              (iv) the limitation on the number of Units that may be subject to an Exchange contained in clause (iii) of the third sentence of Section 8.6.G of the NGOP Agreement, but only to the extent necessary to give effect to the waivers granted pursuant to this Section 2.01; and

              (v) Section 11.6.C of the NGOP Agreement.

         NGP shall use its best efforts to effect the Exchange of any Pledged Units promptly after request by Pledgee, in accordance with this Section 2.01. NGP represents and warrants that its waiver under this Section 2.01 is the only action necessary for an effective waiver under the NGOP Agreement of the provisions set forth in (i) through (v) above.

                                   ARTICLE III
                               REGISTRATION RIGHTS

        Section 3.01. Shelf Registration Statement. The Company shall prepare and file a "shelf" registration statement (the "SHELF REGISTRATION STATEMENT") with respect to the Registrable Securities covering the issuance, as applicable, and resale thereof by the Pledgee on an appropriate form for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (the "SHELF REGISTRATION") within 15 Business Days of a written request by Pledgee, which request may be made by Pledgee only following the occurrence of an Event of Default. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective within 60 days of the filing of the Shelf Registration Statement. The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective until the earliest of (A) the termination of this Agreement pursuant to Section 5.11 and (B) the date on which the Registrable Securities may be sold without volume restrictions in accordance with Rule 144.

         Notwithstanding the foregoing, the Company shall not be obligated to effect a Shelf Registration pursuant to this Section 3.01 unless the Company is then eligible to use Form S-3 or other short form registration statement under the Securities Act. The Company shall use its reasonable best efforts to be eligible to use Form S-3 or other short form registration statement under the Securities Act. In the event that the Company is not obligated to effect a Shelf Registration under this Section 3.01, within 15 Business Days of a written request by Pledgee that the Company effect a registration of Registrable Securities (a "DEMAND REGISTRATION"), which request may be made by Pledgee only
(x) following the occurrence of an Event of Default and (y) once in each twelve-month period, the Company shall be obligated to prepare, file and cause to become effective a registration statement on Form S-1 or other appropriate form (a "DEMAND REGISTRATION STATEMENT"). The Company shall use its best efforts to cause the Demand Registration Statement to be declared effective within 60 days of the filing of the Demand Registration Statement. The Company shall use its best efforts to keep such Demand Registration Statement effective for 90 days or until 75% of the Registrable Securities included therein have been sold, if earlier.

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         Pledgee shall have priority over all other persons (including the
Company) with respect to shares of Company Common Stock to be registered pursuant to the Shelf Registration Statement or the Demand Registration Statement, and neither the Company nor any person with piggy-back registration rights may register any shares with respect to a Shelf Registration Statement or a Demand Registration Statement unless all Registrable Securities proposed to be registered by the Pledgee in connection therewith shall be included in such registration.

         Section 3.02. Piggy-back Registration Rights. Except as set forth in
Section 3.02(c), in the event that the Company at any time after an Event of Default has occurred and is continuing proposes to register any NGP Common Stock (or Newco Common Stock, as applicable) under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it shall in the case of each such proposed registration give prompt written notice of such proposed filing and of the rights of Pledgee under this Section
3.02 to Pledgee (but in any event not less than ten Business Days before the anticipated filing date), so as to allow Pledgee to participate in such registration. Such notice shall specify, to the extent known by the Company at the time of such notice, the estimated number of shares of NGP Common Stock (or Newco Common Stock, as applicable) proposed to be registered, the proposed date of filing such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters of such shares and an estimate by the Company of the maximum offering price thereof. The Company shall further notify Pledgee of any changes in the estimated number of shares of stock so proposed to be registered. Subject to the terms and conditions hereof, such notice shall offer Pledgee the opportunity to include in such registration statement such number of Registrable Securities as Pledgee may request. Upon the written request of Pledgee made within seven Business Days after receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof, the written request of Pledgee being the "PIGGY-BACK REQUEST"), the Company shall use its best efforts to cause the offering of the Registrable Securities so specified in the Piggy-back Request to be registered as soon as is reasonably practicable concurrently with the registration of the Company's stock, under the Securities Act, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:

         (a) If, at any time after giving such written notice of its intention to register any NGP Common Stock (or Newco Common Stock, as applicable) and prior to the effective date of the registration statement filed in connection with such proposed registration, the Company shall determine for any bona fide reason not to register such stock, the Company may, at its election, give written notice of such determination to Pledgee and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such common stock (without prejudice to the Pledgee's right to request a Shelf Registration or a Demand Registration pursuant to Section 3.01) but shall not be relieved from its obligation to pay the Registration Expenses incurred therewith.

         (b) If the registration referred to in the first sentence of this
Section 3.02 is to be an underwritten registration and the Company is advised in writing (with a copy to


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Pledgee) by the managing underwriter or underwriters that, in its or their good faith view, the inclusion of all or a part of such Registrable Securities of Pledgee in such registration would be reasonably likely to adversely affect the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated, then the number of securities that can, in the good faith view of such managing underwriter or underwriters, be sold in such offering without so adversely affecting such offering shall be included in such registration in the following priority: (i) first, NGP Common Stock (or Newco Common Stock, as applicable), that the Company proposes to sell for its own account (if the registration was initiated by Company) or, if the registration is in response to a demand registration right of a party other than Pledgee (each, an "OTHER HOLDER") whose registration rights require such a priority, such stock of the Other Holder(s) demanding such registration proposes to sell to the extent of such a priority, (ii) second, such shares of NGP Common Stock (or Newco Common Stock, as applicable) as the Pledgee and any Other Holders shall have intended to register on a pro rata basis according to the total number of shares of NGP Common Stock (or Newco Common Stock, as applicable) intended to be registered by each such person and (iii) third, such shares of NGP Common Stock (or Newco Common Stock) as the Company shall have intended to register (if such registration was not initiated by the Company).

         (c) The Company shall not be required to effect any registration of Registrable Securities under this Section 3.02 if such registration (1) is incidental to the registration of any of its securities in connection with any Rule 415 offering (other than the Shelf Registration described in Section 3.01) or incidental to a registration only for debt securities, (2) is to be effected on Form S-4 or Form S-8 (or successor forms) or (3) in connection with mergers or similar transactions, exchange offers, share dividends, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans.

         (d) Pledgee shall be entitled to have its Registrable Securities included in an unlimited number of piggyback registrations under this Section 3.02.

         (e) If Pledgee disapproves of the terms of the underwriting of the Company's offering under this Section 3.02, the Pledgee may elect to withdraw therefrom by written notice to the Company and the managing underwriters at least two Business Days prior to the effective date of the registration. Any Registrable Securities excluded or withdrawn from such underwriting shall also be withdrawn from registration and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such shorter period of time as the managing underwriters shall require.

         Section 3.03. Expenses. Except as provided herein, the Company shall pay all Registration Expenses incurred in connection with any registration made or requested to be made pursuant to this Article 3 whether or not any such registration statement becomes effective. Notwithstanding the foregoing, Pledgee shall be responsible for the fees and expenses of counsel to Pledgee (except, in connection with a Demand Registration under Section 2.01 hereof, Newco or NGP shall reimburse the Pledgee for the reasonable fees and disbursements (not to exceed $25,000 in the aggregate) of not more than one counsel chosen by Pledgee, if and to the extent that Pledgee is unable to recover such fees and disbursements from AGC pursuant to the AGC Collateral Agency Agreement (as defined in the Restructuring


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

Agreement) after using its commercially reasonable efforts therefor), any applicable underwriting discounts or commissions, transfer taxes and its own internal administrative and similar costs, which shall not constitute Registration Expenses.

         Section 3.04. Selection of Underwriters. The lead managing underwriter for any registration requested under this Article 3 effected by means of a firm commitment underwriting shall be selected (x) by the Company or the Other Holder, as applicable, and shall be reasonably acceptable to Pledgee participating in such registration, in the case of a Piggy-back Registration and
(y) by the Pledgee, in the case of a Demand Registration or a Shelf Registration and shall be reasonably acceptable to the Company.

         Section 3.05. Cash Payment. Notwithstanding any other provision set forth herein, upon an Event of Default, the Company shall have the right (but shall not be obligated), in lieu of effecting a Shelf Registration or a Demand Registration with respect to the Registrable Securities, to purchase from Pledgee all (but not less than all) of the Registrable Securities for cash. The Company may exercise this right, by written notice to Pledgee within two Business Days of receipt of Pledgee's request for such registration. The purchase price for the Registrable Securities applicable to the Company's right to purchase under this Section 3.05 will be 98.0% of the average of the high and low sales prices on the New York Stock Exchange (or, if such Registrable Securities are not traded or quoted on the New York Stock Exchange, any national securities exchange or dealer quotation system on which the Registrable Securities are then traded or quoted) of the Registrable Securities on each of the 20 trading days immediately preceding, but not including, the day of delivery of the Company's notice to Pledgee to purchase such Registrable Securities. Such notice delivered by the Company shall be irrevocable and shall specify the number of shares to be purchased pursuant to this Section 3.05, and shall give rise to a binding agreement between the Company and Pledgee with respect to the purchase and sale of the number of shares specified in such notice with such closing to take place no later than 5 Business Days thereafter.

         Section 3.06. Registration Procedures. In connection with any Shelf Registration Statement or Demand Registration Statement under Section 3.01 hereof, the Company will use its best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable (and in any event within the periods referred to in Section 3.01), and in connection with any such request and any registration statement in connection with a Piggy-back Request:

    (a) The Company will furnish to the counsel selected by Pledgee copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and shall permit such counsel 5 Business Days to review such documents, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Pledgee. The Company shall furnish to Pledgee such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements and any supplements thereto and any other prospectus filed under the Securities Act, and such other documents, including documents incorporated by reference, as the Pledgee may reasonably request.


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

    The Company consents the use of the prospectus or any amendment thereto by the Pledgee and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any supplement or amendment thereto (unless the Company gives prior written notice to the contrary due to an event specified in subsection (b) or (f) below);

    (b) The Company will notify Pledgee and counsel for Pledgee promptly in writing (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for post-effective amendments and supplements to a registration statement that has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if, during the period a registration statement is effective, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of any determination by the Company that a post-effective amendment to a registration statement would be appropriate.

    (c) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States (where an exemption is not available) as Pledgee or managing Underwriter or Underwriters, if any, reasonably (in light of Pledgee's intended plan of distribution) requests by the time the registration statement relating thereto is declared effective by the SEC and
    (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities, including the National Association of Securities Dealers ("NASD"), as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable Pledgee to consummate the disposition of the Registrable Securities; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (c), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction except as may be required by the Securities Act.

    (d) The Company will use best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Pledgee to consummate the disposition of such Registrable Securities;

    (e) If such registration includes an underwritten public offering, the Company will furnish to Pledgee a signed counterpart of (x) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter," dated the effective date of such registration statement (and a supplement to such


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    "comfort letter" dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Pledgee (or the underwriters, if any) may reasonably request;

    (f) The Company shall notify the Pledgee at any time when the Company is aware that a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, promptly upon becoming aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Pledgee as promptly as reasonably practicable prepare and furnish to the Pledgee a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

    (g) The Company shall make every reasonable effort to obtain the withdrawal of any order suspending effectiveness of the Shelf Registration Statement or the Demand Registration Statement at the earliest possible moment;

    (h) The Company shall otherwise use its best efforts to comply with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and not file any amendment or supplement to such registration statement or prospectus to which the Pledgee shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

    (i) The Company shall provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement and shall cooperate with the Pledgee and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and cause such Registrable Securities to be in such denomination and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters; and

    (j) The Company shall use its best efforts to list all NGP Common Stock or Newco Common Stock, as applicable, covered by such registration statement on any securities exchange on which any of the NGP Common Stock or Newco Common Stock is then listed.

         The Company may require Pledgee to furnish such information regarding Pledgee and the distribution of its securities as the Company may from time to time reasonably request in writing for the purpose of registering the Registrable Securities hereunder.

         The Pledgee agrees by acquisition of the Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) of this Section 3.06, the Pledgee will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Pledgee's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) of this Section 3.06 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies then in the Pledgee's possession, other than permanent file copies, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         Section 3.07. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities by Pledgee under a registration pursuant to Section 3.01 or 3.02, the Company and Pledgee will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in
Article 4.

         Section 3.08. Covenants Relating to Rule 144/145. Company will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder. If at any time Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will forthwith, upon the written request of the Pledgee, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act.

         Section 3.09. Postponement and Suspension. Notwithstanding anything herein to the contrary, the Company may (x) postpone any registration which is requested pursuant to Section 3.01 or delivery of a prospectus or supplement or amendment pursuant to Section 3.06(f) or (y) suspend the effectiveness of the Shelf Registration Statement filed pursuant to Section 3.01 if it determines in its good faith judgment, following advice of counsel, that in view of the advisability of deferring public disclosure of material corporate developments or other information, the disclosures required to be made pursuant thereto would not be in the best interests of the Company at that time. In the event the Company makes any such election, Pledgee agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith. No single postponement pursuant to this Section 3.09 of any registration which is requested pursuant to Section 3.01 or delivery of a prospectus or supplement or amendment pursuant to Section 3.06(g) or suspension of the effectiveness of the Shelf Registration Agreement shall exceed 60 days and there shall be no more than 2 such postponements or suspensions in any twelve-month period.

         Section 3.10. Decisionmaking by Pledgee. For purposes of all decisionmaking by Pledgee under this Agreement, including, but not limited to the decision to request registration, whichever of BofA or the Required Purchasers (as defined in the Collateral Agency Agreement) delivered the Enforcement Directive(as defined in the Collateral Agency Agreement) to the Collateral Agent under the Collateral Agency Agreement, such party shall have the sole right to make decisions as Pledgee under this Agreement, such decisions to be for the benefit of both the BofA and the AGC Noteholders hereunder.

                                    ARTICLE IV
                                 INDEMNIFICATION

         Section 4.01. Indemnification by The Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will indemnify and hold harmless the Pledgee and its officers, directors and agents, each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act (each, an "INDEMNIFIED HOLDER"), against any losses, claims, damages, expenses (including legal fees) or liabilities, joint or several, to which Pledgee or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Company will reimburse the Pledgee and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; provided that Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Company by the Pledgee for use in the preparation thereof, (ii) the use of any prospectus after such time as the obligation of Company to keep the same effective and current has expired (and Pledgee has received notice thereof from Company), or
(iii) the use of any prospectus after such time as Company has advised the Pledgee that the filing of a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented, and provided further that Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in (i), (ii) or (iii) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Pledgee or any such underwriter or controlling person and shall survive the transfer of such securities by the Pledgee.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof (including the employment of counsel reasonably satisfactory to such Indemnified Holder) and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be paid by such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been reasonably advised by counsel that representation of other parties by the same counsel would be inappropriate due to actual or potential material differing interests between them (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

         Section 4.02. Indemnification by the Pledgee. Company may require, as a condition to including any Registrable Securities of the Pledgee in any registration statement filed pursuant to Section 3.01, that Company shall have received an undertaking reasonably satisfactory to it from the Pledgee to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.01) Company each agent, director, and officer of Company and each other Person, if any, who controls Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to the Pledgee furnished to Newco by the Pledgee as required for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the Pledgee shall not be liable to the extent that the losses, liabilities or expenses arise out of or are based upon (i) the use by Company of any prospectus after such time as the obligation of Company to keep the same effective and current has expired or (ii) the use by Company of any prospectus after such time as the Pledgee has advised Company that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such prospectus concerning the Pledgee, except such prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Company or any such director, officer, or controlling person and shall survive the transfer of such securities by the Pledgee.

         Section 4.03. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Article 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Article 4, except to the extent that the indemnifying party is actually and materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this agreement (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) is accompanied or preceded by reimbursement of expenses of each such indemnified party and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         Section 4.04. Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         The Company and the Pledge agree that it would not be just and equitable if contribution pursuant to this Section 4.04 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.04, an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public exceeds the amount of any damages which such Indemnified Holder or its affiliated Indemnified Holders has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01. Notices, etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:

                  If to Newco or NGP:

                      2951 28th Street
                      Suite 3001
                      Santa Monica, California  90405
                      Facsimile:  (310) 664-6170
                      Attention:  General Counsel

                  with a copy to:

                      Wachtell, Lipton, Rosen & Katz
                      51 W. 52nd Street
                      New York, New York  10019
                      Facsimile:  (212) 403-2000
                      Attention:  Adam D. Chinn, Esq.
                                  David C. Karp, Esq.

                  If to the Pledgee:

                  At the addresses set forth in the Restructuring Agreement with a copy to:

                      David G. Price
                      2951 28th Street
                      Santa Monica, California  90405

                  with a copy to:

                      Latham & Watkins
                      633 West Fifth Street, Suite 4000
                      Los Angeles, California 90071-2007
                      Facsimile:  (213) 891-8763
                      Attention:  David B. Rogers, Esq.
                                  J. Scott Hodgkins, Esq.

                 or to such other address as such party shall have designated by notice so given to each other party.

         Section 5.02. Amendments, Waivers, etc. This Agreement may not be amended, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against whom enforcement is sought. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         Section 5.03. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         Section 5.04. Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

         Section 5.05. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated (by operation of law or otherwise) without the prior written consent of the other parties, except that the Pledgee may transfer the registration rights granted hereunder to its affiliates and BofA and/or the AGC Noteholders may transfer the registration rights hereunder to any purchaser of the Loan Indebtedness or the Purchase Indebtedness, respectively (each as defined in the Restructuring Agreement).

         Section 5.06. Remedies. In addition to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, the Pledgee shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         Section 5.07. Material Prejudice. On or after the date of this Agreement, the Company shall not enter into any agreement with respect to its securities which materially prejudices the rights granted to the Pledgee in this Agreement or otherwise conflicts in any material respect with the provisions hereof. The Company may enter into agreements providing for registration rights substantially similar to the registration rights provided herein with respect to shares of NGP Common Stock, subject to the preceding sentence.

         Section 5.08. Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law provisions thereof that may require the application of the laws of another jurisdiction (except to the extent that mandatory provisions of the federal law apply).

         Section 5.09. Name, Captions. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

         Section 5.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

         Section 5.11. Termination. This Agreement shall terminate and be of no further force and effect upon the earlier of the date upon which (i) all Registrable Securities held by the Pledgee have been sold pursuant to a registration statement hereunder or have otherwise ceased to be Registrable Securities, (ii) the Pledge Agreement shall have been terminated or otherwise cease to be of effect or (iii) the Pledged Stock and the Pledged Units are otherwise released from the pledge under the Pledge Agreement; provided that, notwithstanding this Section 5.11, the provisions of Article 4 shall survive the termination of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                               AMERICAN INTERNATIONAL GOLF, INC.


                               By: /s/ Neil M. Miller
                                   ----------------------------------------
                                  Name: Neil M. Miller
                                  Title: Secretary and Treasurer




                               NATIONAL GOLF PROPERTIES, INC.


                               By: /s/ Neil M. Miller
                                   ----------------------------------------
                                  Name: Neil M. Miller
                                  Title: CFO and Secretary




                               BANK OF AMERICA, N.A.


                               By: /s/ Ronald J. Parisi
                                   -----------------------------------------
                                  Name: Ronald J. Parisi
                                  Title: Senior Vice President

Noteholders:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

By:/s/ Roi G. Chandy
   ----------------------------
Its: Director - Special Situations

THE TRAVELERS INSURANCE COMPANY

By:/s/ Pamela Westmoreland
   ----------------------------
Its: Investment Officer

JEFFERSON-PILOT LIFE INSURANCE
COMPANY

By:/s/ Robert E. Whalen, II
   ----------------------------
Its: Vice President

NATIONAL LIFE INSURANCE COMPANY

By:/s/ R. Scott Higgins
   ----------------------------
Its: Vice President, NL Capital


LIFE INSURANCE COMPANY OF THE
SOUTHWEST

By:/s/ R. Scott Higgins
   ----------------------------
Its: Vice President, NL Capital

AUSA LIFE INSURANCE COMPANY, INC.

By:/s/ John Bailey
   ----------------------------
Its: Vice President

PFL LIFE INSURANCE COMPANY

By:/s/ John Bailey
   ----------------------------
Its: Vice President